UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In order to inform the stockholders of Axcelis Technologies, Inc. (the “Company”) as to the current status of the Company’s employment agreement with Mary G. Puma, President and Chief Executive Officer, the Company is herewith filing the Amended and Restated Employment Agreement with Ms. Puma dated February 24, 2023 (the “2023 Puma Agreement”). The 2023 Puma Agreement states that Ms. Puma will continue to provide services to the Company as Chief Executive Officer, Executive Chairperson and as Senior Advisor, sequentially, for periods ending in July 2025. The 2023 Puma Agreement provides for Ms. Puma’s compensation for such services, but does not provide for separation pay unless terminated by the Company without cause or by Ms. Puma with good reason prior to July 31, 2025. In such case, the main component of the separation pay is the amount remaining to be paid under the agreement through July 31, 2025. The 2023 Puma Agreement supersedes the Amended and Restated Employment Agreement dated as of May 24, 2022 (the “2022 Puma Agreement”).

Axcelis does not consider the terms of the 2023 Puma Agreement to be a material modification to Ms. Puma’s compensation, given that the specified minimum compensation did not materially increase from that specified in the 2022 Puma Agreement. Accordingly, this disclosure is being filed under Item 8.01 and not Item 5.02(e) of this Form 8-K. The 2023 Puma is filed as an Exhibit 10.1 hereto and will be incorporated by reference into the Exhibits to the Form 10-Q for the quarter ended March 31, 2023, when filed.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

10.1	Amended and Restated Employment Agreement between Axcelis Technologies, Inc. and Mary G. Puma dated as of February 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2023	Axcelis Technologies, Inc.

	By:	/s/ Lynnette C. Fallon
Lynnette C. Fallon